May 19, 1997
                         DREYFUS CALIFORNIA TAX EXEMPT
                               BOND FUND, INC.
                          SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 3, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS:
        Shares acquired by purchase or exchange after May 9, 1997, and redeemed or exchanged less than 15 days after they are acquired, will be subject to a redemption fee of .10% of the value of the shares redeemed or exchanged. The redemption fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. For purposes of calculating the 15-day holding period, the Fund will employ the "first in, first out" method, which assumes that the shares redeemed or exchanged are the ones held the longest.
        No redemption fee will be charged on the redemption or exchange of shares (1) through the Fund's Check Redemption Privilege, Automatic
Withdrawal Plan or Dreyfus Auto-Exchange Privilege, (2) through accounts that are reflected on the records of the Transfer Agent as omnibus accounts approved by Dreyfus Service Corporation, (3) through accounts established by securities dealers, banks or other financial institutions approved by Dreyfus Service Corporation that utilize the National Securities Clearing Corporation' s networking system, or (4) acquired through the reinvestment of dividends or capital gains distributions. The redemption fee may be waived, modified or terminated at any time.
        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
                                                                    928s051997